APPRAISAL REPORT

NATURAL GAS RESERVES
LAKE FRANCIS GAS FIELD
Ludwig State No. 36-1

Owned by

GRIZZLY ENERGY INC.

Prepared for

GRIZZLY ENERGY INC.

January 1, 2004

Prepared by
CITADEL ENGINEERING LTD.
Petroleum Consultants
Calgary, Alberta
Canada

Citadel Engineering Ltd

Petroleum Consultants

January 8, 2004

Grizzly Energy Inc.
P.O. Box 488
Cutbank, Montana
U.S.A. 59427 - 0488

File No. 5560

Attention: Mr. Patrick M. Montalban, President & C.E.O.

Gentlemen:

In accordance with your authorization, Citadel Engineering Ltd. has appraised the natural gas reserves in the Ludwig State No.36-1 well in the Lake Frances Field in Pondera County, Montana owned by Grizzly Energy Inc. (referred to as the "Company" herein). The effective date of this report is January 1, 2004. This report has been prepared in accordance with the Securities and Exchange Commission, (SEC) guidelines. Reserves and associated economics, on a constant dollar basis, are summarized as follows :

TABLE A
APPRAISED INTEREST (CONSTANT DOLLAR)
CASHFLOW IN THOUSANDS OF DOLLARS (U.S.)

	W.I.O.	NET		DISCOUNTED			
	Gas MMscf(1)	Gas MMscf(1)	Undisc.	10%	12%	15%	20%
Proved Producing	123	102	378	169	154	137	117

Notes:
(1) Sales gas volume measured at 14.65 psia and 60°F.
(2) The values quoted herein represent the opinion of Citadel staff members, and do not necessarily represent fair-market-value.
(3) All cashflow values quoted are before income tax.

.../2

Working interest (W.I.O.) as used herein means those reserves accruing to the Company after deduction of all outside working interests, but before deduction of lessor and overriding royalties and State Ad Valorem and Severance Taxes. Net reserves as used herein mean those reserves accruing to the Company after deduction of all outside working interests, overriding and fee royalties. The net cash flow forecasts are after direct lifting costs, normal allocated overhead and future investments but before income taxes.
The product prices used in the report are not escalated. Product prices quoted as of January 1, 2004. Political and economic uncertainties, both domestically and internationally, may result in prices different from those used in this report. Capital costs well tie-in and eventual well abandonment and lease reclamation at the time of abandonment have also been included in the economics herein.

Estimates of reserves and production forecasts were prepared on the basis of prevailing conditions, and generally accepted engineering methods. Although these estimates are considered reasonable, future performance may vary from the forecasts presented herein and may justify either an increase or decrease in the reserves.

All working and royalty interests and other factual data concerning land ownership used in the preparation of this report have been accepted as represented by the Company. Citadel Engineering Ltd. has not verified ownership of the properties studied herein by virtue of a title search. All basic reserve data, economic parameters, including price and cash flow projections have been based upon the personal interpretation of Citadel Engineering Ltd. staff members and represent their opinion. All basic data employed to derive the values quoted herein is kept in our permanent files and will be made available to you upon request.

This report has been prepared for the exclusive use of Grizzly Energy Inc. and as such, this report shall not, in whole or in part, be reproduced or disseminated to any individual or company without the written consent of Citadel Engineering Ltd.

It has been a pleasure to prepare this report and the opportunity to be of service is appreciated. At such time as you wish to discuss the report in detail, we would be please to do so.

Yours very truly,

CITADEL ENGINEERING LTD.

Per: E.P. WEBB, P. Eng.
President

For Per: L.E. Webb, P. Eng.

PERMIT TO PRACTICE
Citadel Engineering Ltd.
Signature
Date Jan 5/04
PERMIT NUMBER: P-5928
The Association of Professional Engineers, Geologists and Geophysicists of Alberta

COMPANY CERTIFICATE OF QUALIFICATION

This is to certify that:

(1) Citadel Engineering Ltd., with offices located at Suite 1610, 736 - 6th Avenue S.W., Calgary, Alberta, Canada, prepared an appraisal report on petroleum and natural gas reserves dated January 8,2004 (effective date January 1,2004) for Grizzly Energy Inc.

(2) Citadel Engineering Ltd. is a company of consulting petroleum engineers engaged in the appraisal and supervision of petroleum and natural gas properties.

(3) A field inspection of the Company's equipment and wells was conducted however was not considered to have a significant impact on the overall appraisal. Basic data utilized in the appraisal was derived from Company files, Citadel Engineering files, applicable Regulatory Authority data systems and contract data base systems and was personally inspected by the authors of this report. Reserves and economic projections are based upon the author's interpretation of the data and represents their opinion.

(4) Citadel Engineering Ltd. does not have an interest directly or indirectly, nor do they expect to receive an interest directly or indirectly, in any of the properties or securities owned or issued by Grizzly Energy Inc., their personnel, associates and/or any affiliates thereof.

(5) The property studied in this report is located in Montana, U.S.A.

CITADEL ENGINEERING LTD.

P.Eng.

Per L.E. WEBB, P. Eng.

Calgary, Alberta
January 1, 2004

CERTIFICATE OF QUALIFICATION

This is to certify that:

(1) I, Edward P. Webb, was co-author of an appraisal report on petroleum and natural gas reserves dated January 8, 2004 (effective date January 1, 2004) for Grizzly Energy Inc.

(2) I am employed by Citadel Engineering Ltd. and am located at Citadel's offices at Suite 1610, 736 - 6th Avenue S.W., Calgary, Alberta, Canada.

(3) I am a Petroleum Engineer and have in excess of forty-three (43) years experience in Petroleum Engineering, thirty-five (35) of which have been in property evaluation, extending throughout Canada, the United States, the United Kingdom and Europe. I am a petroleum engineering graduate from the University of Alberta, Edmonton, Canada, and have completed postgraduate courses in applied reservoir engineering at the University of Calgary, Alberta, Canada. I am a registered member of the Association of Professional Engineers in the Provinces of Alberta, British Columbia and Saskatchewan and am a member of the Society of Petroleum Engineers of CIM. Basic data utilized in the appraisal was personally inspected by me. Reserve and economic projections are based upon mine and Citadel's interpretation of the data and represents those opinions.

(4) I do not have an interest, directly or indirectly, nor do I expect to receive an interest, directly or indirectly, in any of the properties or securities owned or issued by Grizzly Energy Inc., their personnel, associates and/or any affiliates thereof.

CITADEL ENGINEERING LTD.

Per: E.P. WEBB, P. Eng.
President

Calgary, Alberta
January 1, 2004

CERTIFICATE OF QUALIFICATION

This is to certify that:

(1) I, Loy E. Webb, was co-author of an appraisal report on petroleum and natural gas reserves dated January 8, 2004 (effective date January 1, 2004) for Grizzly Energy Inc.

(2) I am employed by Citadel Engineering Ltd. and am located at Citadel's offices at Suite 1610, 736 - 6th Avenue S.W., Calgary, Alberta, Canada.

(3) I am a Petroleum Engineer and have in excess of fifteen (15) years experience in Petroleum Engineering, eleven (11) of which have been in property evaluation extending throughout Canada and the United States. I am a petroleum engineering graduate from the University of Oklahoma, U.S.A. I am a registered professional engineer intern of the Society of Professional Engineers in the State of Oklahoma, U.S.A. and a registered professional engineer in the Province of Alberta and am a member of the Society of Petroleum Engineers of AIME. Basic data utilized in the appraisal was personally inspected by me. Reserve and economic projections are based upon mine and Citadel's interpretation of the data and represents those opinions.

(4) I do not have an interest, directly of indirectly, nor do I expect to receive an interest, directly or indirectly, in any of the properties or securities owned or issued by Grizzly Energy Inc., their personnel, associates and/or any affiliates thereof.

CITADEL ENGINEERING LTD.

L.E. WEBB, P. Eng.

Calgary, Alberta
January 1, 2004

INDEX

TABLE 1

Summary of Interests and Reserves

January 1, 2004

GRIZZLY ENERGY INC.

U.S.A.

PROPERTY	WELL STATUS	RESERVE TYPE	COMPANY INTEREST (%)	ROYALTY PAYABLE (%)	Company Net Reserves — PROVED — PRODUCING	SHUT IN	UNDEVELOPED	PROBABLE	DISCOUNTED 12.0 % ($1,000)
					(Gas - MMCF ** Oil - MSTB)				
LAKE FRANCIS FIELD STATE #1 BOW ISLAND	PROD	GAS	25.00 WI	12.50 Fee 8.55 AdVal 5.00 GORR	101.683				154.300
	U.S.A.			Total GAS	101.683	0.000	0.000	0.000 $	154.300
				$	154.300 $	0.000 $	0.000 $	0.000 $	154.300

TABLE 2
PRODUCT PRICE SCHEDULE
January 1, 2004
GRIZZLY ENERGY INC.
U.S.A.

YEAR	GAS $U.S./Mscf (1)
2004	5.20

Note : (1) Aeco Hub quote effective January 1, 2004. Price adjusted for transportation costs from the wellhead and exchange rate.

TABLE 3
SUMMARY OF OPERATING COSTS
January 1, 2004
GRIZZLY ENERGY INC.
U.S.A.

AREA	FIXED COSTS $/WELL/MONTH	VARIABLE COSTS $/bbl	VARIABLE COSTS $/Mscf
Montana			
Lake Francis			
Bow Island	250	-	0.50

Notes:
(1) All costs are unescalated .
(2) Quoted costs are to a 100.0 percent working interest.
(3) All costs are quoted in U.S. dollars.

TOTAL Proved Producing 4 CITADEL ENGINEERING LTD.

TOTAL PROVED PRODUCING

Economic Analysis Merge for 1 Parcels Run: Thu Jun 03 14:49:43 2004

Year	WI Production BBL	WI Production MSCF	Net WI BBL	Net WI MSCF	Net Sales	OpCost BFIT	CapCost BFIT	NPI ($)	Min Tax	Undisc Net	Cum Undisc	Net Cash Flow Discounted 10.00%	Net Cash Flow Discounted 12.00%	Net Cash Flow Discounted 15.00%
2004	0	11406	0	9410	48933	6453	0	0	4184	38296	38296	36514	36186	35711
2005	0	8555	0	7058	36700	5027	0	0	3138	28535	66831	24733	24074	23138
2006	0	7272	0	5999	31195	4386	0	0	2667	24142	90973	19024	18186	17023
2007	0	6181	0	5099	26516	3840	0	0	2267	20408	111381	14619	13726	12513
2008	0	5254	0	4334	22538	3377	0	0	1927	17234	128615	11224	10349	9189
2009	0	4833	0	3988	20735	3167	0	0	1773	15796	144411	9351	8469	7323
2010	0	4447	0	3669	19076	2973	0	0	1631	14472	158883	7789	6928	5834
2011	0	4091	0	3375	17550	2795	0	0	1501	13254	172137	6485	5665	4646
2012	0	3886	0	3206	16673	2693	0	0	1426	12554	184691	5584	4791	3827
2013	0	3692	0	3046	15839	2596	0	0	1354	11889	196580	4807	4051	3151
2014	0	3508	0	2894	15047	2504	0	0	1287	11257	207837	4138	3425	2595
2015	0	3332	0	2749	14295	2416	0	0	1222	10657	218494	3561	2895	2136
2016	0	3166	0	2612	13580	2333	0	0	1161	10086	228580	3064	2446	1758
2017	0	3007	0	2481	12901	2254	0	0	1103	9544	238124	2636	2067	1447
2018	0	2857	0	2357	12256	2178	0	0	1048	9030	247154	2267	1746	1190
2019	0	2714	0	2239	11643	2107	0	0	995	8541	255695	1949	1474	979
2020	0	2578	0	2127	11061	2039	0	0	946	8076	263771	1676	1245	805
2021	0	2449	0	2021	10508	1975	0	0	898	7635	271406	1440	1051	662
2022	0	2327	0	1920	9983	1913	0	0	854	7216	278622	1237	887	544
2023	0	2211	0	1824	9483	1855	0	0	811	6817	285439	1063	748	447
2024	0	2100	0	1733	9009	1800	0	0	770	6439	291878	913	631	367
2025	0	1995	0	1646	8559	1748	0	0	732	6080	297958	783	532	301
2026	0	1895	0	1564	8131	1698	0	0	695	5738	303696	672	448	247
2027	0	1801	0	1485	7724	1650	0	0	660	5414	309110	576	377	203
2028	0	1711	0	1411	7338	1605	0	0	627	5105	314215	494	318	166
Total	0	97267	0	80247	417273	67382	0	0	35677	314215		166599	152715	136202
Thereafter	0	23983	0	21436	111468	36491	1250	0	9530	64196		2764	1585	712
Grand Total	0	123250	0	101683	528741	103873	1250	0	45207	378411		169363	154300	136914

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	314215	64196	378411
10.00%	166599	2764	169363
12.00%	152715	1585	154300
15.00%	136202	712	136914
20.00%	116325	202	116527

TOTAL Proved Producing
Economic Analysis Merge for 1 Parcels

CITADEL ENGINEERING LTD.
Run: Thu Jun 03 16:49:43 2004

Year	Net O. Rev	Cr. Roy	Fee Roy	Min. Tax	Oper	NPI	GORR	WT.O.B	WI.O.B
2004	38295	0	7414	4184	6453	0	2966	0	59312
2005	28535	0	5561	3138	5027	0	2224	0	44485
2006	24142	0	4726	2667	4386	0	1891	0	37812
2007	20408	0	4019	2267	3863	0	1607	0	32140
2008	17234	0	3415	1927	3377	0	1366	0	27319
2009	15795	0	3142	1773	3167	0	1257	0	25134
2010	14473	0	2890	1631	2973	0	1156	0	23123
2011	13254	0	2659	1501	2795	0	1064	0	21273
2012	12554	0	2526	1426	2693	0	1010	0	20209
2013	11889	0	2400	1354	2556	0	960	0	19199
2014	11256	0	2280	1287	2504	0	912	0	18239
2015	10657	0	2166	1222	2416	0	866	0	17327
2016	10086	0	2058	1161	2333	0	823	0	16461
2017	9544	0	1955	1103	2254	0	782	0	15638
2018	9030	0	1857	1048	2179	0	743	0	14856
2019	8541	0	1764	995	2107	0	706	0	14113
2020	8076	0	1676	946	2039	0	670	0	13407
2021	7635	0	1592	898	1975	0	637	0	12737
2022	7215	0	1513	854	1913	0	605	0	12100
2023	6817	0	1437	811	1855	0	575	0	11495
2024	6439	0	1365	770	1800	0	546	0	10920
2025	6078	0	1297	732	1748	0	519	0	10374
2026	5738	0	1232	695	1698	0	493	0	9856
2027	5415	0	1170	660	1650	0	468	0	9363
2028	5106	0	1112	627	1605	0	445	0	8895
Total	314212	0	63225	35677	67382	0	25291	0	505787
Thereafter	65446	0	16889	9530	36491	0	6756	0	135112
Grand Tot	379658	0	80114	45207	103873	0	32047	0	640899

DISCUSSION

The Lake Francis gas field is located in Pondera County, Montana, U.S.A. approximately 55 miles south of the Canada/United States Border in Township 29 North Range 5 West. The company owns a 100 percent working interest in the Ludwick State #36-1 well. The well is located in se/nw/nw Sec.36 T.29N R.5W. The well was originally drilled in August 1980 and subsequently completed in September 1980. The well was awaiting tie-in until the present time.

The well is forecast to be tied-in by December 1, 2003, with an initial production rate of 200 Mscfd. The operating costs are forecast to be $250 per month, plus a variable cost of $0.50/Mscf for gas gathering, compression and transportation. Tie-in costs have been estimated to be $48,000. The well will be tied into the Williams field gas transmission system to the northeast.

The well and offsetting lands produce from one or more of four existing Bow Island sand horizons. The Bow Island sand is genetically typical north-northwest trending regressive marine, shoreline or near shelf sandstone bar. The trap is a typical stratigraphic pinchout. As noted above, the main producing horizons are th 1st, 4th Bow Island sands, with some 3rd sands contributing. The 1st sand is a grey, fine grained, quartzose, well sorted sand with rounded grains-micaceous in part. The 4th sand is grey, fine to medium grained, friable, quartzitic, well sorted, sub-rounded sandstone wit many black chert grain inclusions and scattered green glauconitic grains, exhibiting good apparent porosity. the quality of the reservoir varies, with porosity ranging from 18 percent to as high as 36 percent, a water saturation of 40 percent and a reservoir pressure of 250 psia. the average reservoir temperature is 65 F. The natural gas is a sweet dry methane gas.

TOTAL All Properties   2   CITADEL ENGINEERING LTD.

SUBTOTAL LAKE FRANCIS

Economic Analysis Merge for 1 Parcels   Run: Thu Jun 03 16:25:43 2004

Year	WI Production BBL	WI Production MSCF	Net WI BBL	Net WI MSCF	Net Sales	OpCost BFIT	CapCost BFIT	NPI (S)	Min Tax	Undisc Net	Cum Undisc	Net Cash Flow Discounted 10.00%	Net Cash Flow Discounted 12.00%	Net Cash Flow Discounted 15.00%
2004	0	11406	0	9410	48933	6453	0	0	4184	38296	38296	36514	36186	35711
2005	0	8555	0	7058	36700	5027	0	0	3138	28535	66831	24733	24074	23138
2006	0	7272	0	5999	31195	4386	0	0	2667	24142	90973	19024	18186	17023
2007	0	6181	0	5099	26516	3840	0	0	2267	20408	111381	14619	13728	12513
2008	0	5254	0	4334	22538	3377	0	0	1927	17234	128615	11224	10349	9189
2009	0	4833	0	3988	20735	3167	0	0	1773	15796	144411	9351	8469	7323
2010	0	4447	0	3669	19076	2973	0	0	1631	14472	158883	7789	6929	5834
2011	0	4091	0	3375	17550	2795	0	0	1501	13254	172137	6485	5665	4646
2012	0	3886	0	3206	16673	2693	0	0	1426	12554	184691	5584	4791	3827
2013	0	3692	0	3046	15839	2596	0	0	1354	11889	196580	4807	4051	3151
2014	0	3508	0	2894	15047	2504	0	0	1287	11257	207837	4138	3425	2595
2015	0	3332	0	2749	14295	2416	0	0	1222	10657	218494	3561	2895	2136
2016	0	3166	0	2612	13580	2333	0	0	1161	10086	228580	3064	2446	1758
2017	0	3007	0	2481	12901	2254	0	0	1103	9544	238124	2636	2067	1447
2018	0	2857	0	2357	12256	2178	0	0	1048	9030	247154	2267	1746	1190
2019	0	2714	0	2239	11643	2107	0	0	995	8541	255695	1949	1474	979
2020	0	2578	0	2127	11061	2039	0	0	946	8076	263771	1676	1245	805
2021	0	2449	0	2021	10508	1975	0	0	898	7635	271406	1440	1051	662
2022	0	2327	0	1920	9983	1913	0	0	854	7216	278622	1237	887	544
2023	0	2211	0	1824	9483	1855	0	0	811	6817	285439	1063	748	447
2024	0	2100	0	1733	9009	1800	0	0	770	6439	291878	913	631	367
2025	0	1995	0	1646	8559	1749	0	0	732	6080	297958	783	532	301
2026	0	1895	0	1564	8131	1698	0	0	695	5738	303696	672	448	247
2027	0	1801	0	1485	7724	1650	0	0	660	5414	309110	576	377	203
2028	0	1711	0	1411	7338	1605	0	0	627	5105	314215	494	318	166
Total	0	97267	0	80247	417273	67382	0	0	35677	314215		166599	152715	136202
Thereafter	0	25983	0	21436	111468	36491	1250	0	9530	64196		2764	1565	712
Grand Total	0	123250	0	101683	528741	103873	1250	0	45207	378411		169363	154300	136914

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	314215	64196	378411
10.00%	166599	2764	169363
12.00%	152715	1565	154300
15.00%	136202	712	136914
20.00%	116325	202	116527

TOTAL All Properties 3 CITADEL ENGINEERING LTD.

Economic Analysis Merge for 1 Parcels Run: Thu Jun 03 16:25:43 2004

Year	Net O. Rev	Cr. Roy	Fee Roy	Min. Tax	Oper	NPI	GORR	WI.O.$	WI.G.$
2004	38295	0	7414	4186	6453	0	2966	0	59312
2005	28535	0	5563	3138	5027	0	2224	0	44695
2006	24142	0	4726	2667	4386	0	1891	0	37812
2007	20408	0	4019	2267	3842	0	1607	0	32145
2008	17234	0	3415	1927	3377	0	1366	0	27319
2009	15795	0	3142	1773	3167	0	1257	0	25134
2010	14473	0	2890	1631	2973	0	1156	0	23123
2011	13254	0	2659	1501	2795	0	1064	0	21273
2012	12554	0	2526	1426	2693	0	1010	0	20209
2013	11889	0	2400	1354	2596	0	960	0	19199
2014	11256	0	2280	1287	2504	0	912	0	18239
2015	10657	0	2166	1222	2416	0	866	0	17327
2016	10086	0	2058	1161	2333	0	823	0	16461
2017	9544	0	1955	1103	2254	0	782	0	15638
2018	9030	0	1857	1048	2178	0	743	0	14856
2019	8541	0	1764	995	2107	0	706	0	14113
2020	8076	0	1676	946	2039	0	670	0	13407
2021	7635	0	1592	898	1975	0	637	0	12737
2022	7215	0	1513	854	1913	0	605	0	12100
2023	6817	0	1437	811	1855	0	575	0	11495
2024	6439	0	1365	770	1800	0	546	0	10920
2025	6078	0	1297	732	1748	0	519	0	10374
2026	5738	0	1232	695	1698	0	493	0	9856
2027	5415	0	1170	660	1650	0	468	0	9363
2028	5106	0	1112	627	1605	0	445	0	8895
Total	314212	0	63225	35677	67382	0	25291	0	505787
Thereafter	65446	0	16889	9530	36491	0	6756	0	135112
Grand Tot	379658	0	80114	45207	103873	0	32047	0	640899

GRIZZLY ENERGY INC.
LAKE FRANCIS FIELD
PONDERA COUNTY, MONTANA
STATE #1
PROVED DEVELOPED PRODUCING
BOW ISLAND
GAS RESERVES
CASHFLOW IN U.S. DOLLARS

Initial Res. = 500.0 MMSCF Remaining = 493.0 MMSCF Op.Cost / MCF = $ 0.50 escal. 0.0%
NO Provincial Sliding Scale *** Fee Royalty % 12.50 NO Special Sliding Scale
Prem./Select Price $/MCF 0.000 Ad Valorem and Severance Tax % 8.55
Par Price Const. $ 0.00 Gas Cost All. (cts/MCF) = 0.0
Payout = $ 0.00 W.I.% GORR % N.P.I.% Incentive: $ 0.00 Reference Price 0.00
Before Payout 25.00 5.00 0.00
After Payout 25.00 5.00 0.00 Months 0.0

Year	Roy Wells	GrPdn MMCF	WI MSCF	Net WI MSCF	Price ($)	Net Sales	OpCost BFIT	CapCost BFIT	NPI ($)	Min Tax	Undisc Net	Cum Undisc	Net Cash Flow Discounted 10.00%	12.00%	15.00%
2004	1.0	45.62	11406.2	9410	5.20	49933	6453	0	0	4184	38296	38296	36514	36186	35711
2005	1.0	34.22	8554.8	7058	5.20	36700	5027	0	0	3138	28535	66831	24733	24074	23138
2006	1.0	29.09	7271.5	5999	5.20	31195	4386	0	0	2667	24142	90973	19024	18186	17023
2007	1.0	24.72	6180.8	5099	5.20	26516	3840	0	0	2267	20408	111381	14619	13726	12513
2008	1.0	21.01	5253.7	4334	5.20	22538	3377	0	0	1927	17234	128615	11224	10349	9189
2009	1.0	19.33	4833.4	3988	5.20	20735	3167	0	0	1773	15796	144411	9351	8469	7323
2010	1.0	17.79	4446.7	3669	5.20	19076	2973	0	0	1631	14472	158883	7789	6928	5834
2011	1.0	16.36	4091.0	3375	5.20	17550	2795	0	0	1501	13254	172137	6485	5665	4646
2012	1.0	15.55	3886.4	3206	5.20	16673	2693	0	0	1426	12554	184691	5504	4791	3827
2013	1.0	14.77	3692.1	3046	5.20	15839	2596	0	0	1354	11889	196580	4607	4011	3151
2014	1.0	14.03	3507.5	2894	5.20	15047	2504	0	0	1287	11257	207837	4138	3425	2595
2015	1.0	13.33	3332.1	2749	5.20	14295	2416	0	0	1222	10657	218494	3561	2895	2136
2016	1.0	12.66	3165.5	2612	5.20	13580	2333	0	0	1161	10086	228580	3064	2466	1758
2017	1.0	12.03	3007.2	2481	5.20	12901	2254	0	0	1103	9544	238124	2636	2067	1447
2018	1.0	11.43	2856.9	2357	5.20	12256	2176	0	0	1048	9030	247154	2267	1746	1190
2019	1.0	10.86	2714.0	2239	5.20	11643	2107	0	0	995	8541	255695	1949	1474	979
2020	1.0	10.31	2578.3	2127	5.20	11061	2039	0	0	946	8076	263771	1676	1245	805
2021	1.0	9.80	2449.4	2021	5.20	10508	1975	0	0	898	7635	271406	1440	1051	662
2022	1.0	9.31	2327.0	1920	5.20	9983	1913	0	0	854	7216	278622	1237	887	544
2023	1.0	8.84	2210.6	1824	5.20	9483	1855	0	0	811	6817	285439	1063	748	447
2024	1.0	8.40	2100.1	1733	5.20	9009	1800	0	0	770	6439	291878	913	631	367
2025	1.0	7.98	1995.1	1646	5.20	8559	1748	0	0	732	6080	297958	783	532	301
2026	1.0	7.58	1895.3	1564	5.20	8131	1698	0	0	695	5738	303696	672	448	247
2027	1.0	7.20	1800.6	1485	5.20	7724	1650	0	0	660	5414	309110	576	377	203
2028	1.0	6.84	1710.5	1411	5.20	7338	1605	0	0	627	5105	314215	494	318	166
Total		389.07	97266.8	80247		417273	67382	0	0	35677	314215		166599	152715	136202
Thereafter		103.93	25983.2	21436		111468	36491	1250	0	9530	64196		2764	1585	712
Grand Tot		493.00	123250.0	101683		528741	103873	1250	0	45207	378411		169363	154300	136914

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	314215	64196	378411
10.00%	166599	2764	169363
12.00%	152715	1585	154300
15.00%	136202	712	136914
20.00%	114325	202	116527

GLOSSARY

Terminology as well as abbreviations utilized herein are as follows :

Reserves Terminology

Proved Reserves	Are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.
Developed Reserves	Are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.
Developed Producing	Are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing, or, if shutin, they must have been previously on production and the date of the resumption of production must be known with reasonable certainty.
Developed Non-producing	Are those reserves that either have not been on production, or have previously been on production, and the date of the resumption of production is unknown.
Undeveloped Reserves	Are those reserves expected to be recovered from known accumulations where a significant expenditure (when compared to the cost of drilling a well) is required to render them capable of production. they must fully meet the requirements of reserves classification to which they are assigned.
Probable Reserves	Are those additional reserves that are less certain to be recovered than proved reserves. It is likely that the actual remaining quantities recovered will be greater of less than the sum of the estimated proved + probable reserves.

Terms and Abbreviations

Analogous field	Fields having similar properties that are a more advanced stage of development or production history than the field of specific interest, and that may provide concepts or patterns to assist in the interpretation of more limited data.
Apo	After payout ownership, occurs once capital costs are recovered after all operating expenses and encumbrances have been deducted.
bbl	Barrel of fluid (35.0 Imperial gallons, 42.0 U.S. gallons)
Bpo	Before Payout Ownership, occurs before capital costs are recovered after all operating expenses and encumbrances have been deducted.
Bottom hole pressure	The pressure in a well at a point opposite the producing formation as recorded by a bottom hole pressure recorder.
Bottom hole temperature	The temperature in a well opposite the producing formation.
BHP	Brake horse power, which is a measure of capacity as applied to compressor units.
Bscf	Billion standard cubic feet of gas measured at standard conditions.
Bulk Volume	Total volume of formation including pore volume and the rock volume.
Cap. Cost	Abbreviation for Capital Costs.
C. flow	Abbreviation for Cashflow.
Connate Water	The original water fo deposition trapped in the interstices of the reservoir rock.
Crown	Refers to the Provincial government with respect to ownership of land and the minerals beneath the surface of the land.
Cr Roy	Abbreviation for Crown Royalty.
Crude Bitumen	A naturally occurring mixture consisting mainly of pentanes and heavier hydrocarbons. Its viscosity is greater than 10,000 mPas measured at original temperature in the reservoir and atmospheric pressure, on a gas-free basis. Crude bitumen may contain sulphur and other nonhydrocarbon compounds and in its natural viscous state is not normally recoverable at a commercial rate through a well.

Crude Oil

A mixture, mainly of pentanes and heavier hydrocarbons, that exists in the liquid phase in reservoirs and remains liquid at atmospheric pressure and temperature. Crude oil may contain small amounts of sulphur and other nonhydrocarbon compounds, but does not include liquids obtained from the processing of natural gas. Classes of crude oil are often reported on the basis of density, sometimes with different meanings. Acceptable ranges are as follows :

Light : less than 870 kg/m^3 (greater than 31.1 API)

Medium : 870 to 920 kg/m^3 (31.1 to 22.3 API)

Heavy : 920 to 1,000 kg/m^3 (22.3 to 10 API)
Extra Heavy : greater than 1,000 kg/m^3 (less than 10 API)

Cum C. Flow

Refers to net undiscounted cumulative cashflow.

Discounted

Future cashflow converted to present conditions using an appropriate discount rate.

Drillstem Test

The procedure used to gather data on a formation to determine its potential productivity before installing casing in a well. In the drillstem testing tool are a packer, valves or ports that may be opened and closed from the surface, a sample chamber, and a pressure recording device. The tool is lowered in the wellbore on a string of drill pipe and the packer set, isolating the formation to be tested form the formations above and below and supporting the fluid column above the packer. A port on the tool is opened to allow the trapped pressure below the packer to bleed off into the drill pipe, gradually exposing the formation to atmospheric pressure and allowing the well to produce to the surface, where the well fluids may be sampled and inspected. From the record of the pressure readings, a number of facts about the formation may be inferred.

Effective Date

The effective date, also referred to as the "As of Date," serves two (2) purposes in an oil and gas evaluation :

(1) It is the cutoff date for all geological, engineering and financial date after which no new information can be included in the evaluation.

(2) It is the date to which all future net revenue or other cashflow forecasts are discounted to determine present worth values.

Escal.

Abbreviation for escalation rate.

Established Reserves	Those reserves recoverable under current technology and present and anticipated economic conditions, specifically proved by drilling, testing or production, plus judgement portion of contiguous recoverable reserves that is interpreted, from geological, geophysical or similar information, to exist with reasonable certainty.
Fhld	Abbreviation refers to freehold lands, where the mineral rights are not owned by right of the Province.
Freehold Royalty	The amount charged to develop minerals not owned by the Province.
Frh Roy	Abbreviation for Freehold royalty.
Gas Cost All	Allowance for the gathering, compressing and processing of the Crown's share of natural gas.
Gorr	Abbreviation for gross overriding royalty.
Gr. Pdn	Abbreviation for gross production (before any deductions).
Initial Reserves	A term often used to refer to reserves prior to deduction of any production. Alternatively, initial reserves can be described as the sum of remaining reserves and cumulative production at the time of the estimate.
Mineral Tax	Tax collected on lands which are freehold leases.
Min Tax	Abbreviation for Mineral Tax
Mscf	Thousand standard cubic feet of gas measured at standard conditions.
MMscf	Million standard cubic feet of gas measured at standard conditions.
Mstb	Thousand stock tank barrels of oil measured at surface conditions exclusive of solution gas.
Natural Gas	A mixture of lighter hydrocarbons that exist, either in the gaseous phase or in solution, in crude oil reservoirs, but are gaseous at atmospheric conditions. Natural gas may contain sulphur or other non-hydrocarbon compounds.
Natural Gas Liquids	Those hydrocarbon components that can be recovered from natural gas as liquids, including but not limited to, ethane, propane, butanes, pentanes plus, condensate and small quantities of non-hydorcarbons.
Net Present Value	The value obtained when all cashflow streams, including nvestment are discounted to the present and totalled.

Net O. Rev.	Net Operating Revenue, refers to value of working interest less overrides, royalties and operating costs, but does not deduct npi or capital costs.
Npi	Abbreviation for Net Profits Interest, an encumbrance deducted after all other interests, burdens, operating costs and capital costs.
Op Cost	Abbreviation for Operating Costs. These would be normally the monthly fixed and variable costs associated with production of oil and gas operations.
Op.cost/bbl	Represents the variable operating cost for a unit of liquid production.
Op.Cost/Mscf	Represents the variable operating cost for a unit of gas production.
Par Price	Price established by the Department for the Crown share of oil.
Payout	Dollar value of capital costs to recover.
Provincial Sliding Scale	Refers to Province of Alberta royalty scheme.
Psia	Pressure measured as pounds per square inch absolute.
Reference Price	Price established by the Department for the Crown share of gas, propane, butane, pentanes plus and sulphur.
Remaining Reserves	Initial reserves less cumulative production at the time of the estimate.
Select Price	Determined annually by the Minister for the vintage of the production. They are used in the formulas for calculating royalty rates.
Sliding Scale	Encumbrance (royalty) based on monthly production.
Stb	Stock tank barrel, measured at surface conditions.
Synthetic Oil	A mixture of hydrocarbons derived by upgrading crude bitumen from oil sands, kerogen from oil shales of other substances such as coal. May contain sulphur or other non-hydrocarbon compounds and has many similarities to crude oil.

APPRAISAL REPORT

PETROLEUM RESERVES
Lake Francis Field
MONTANA, U.S.A.

Prepared for

MAJESTIC OIL & GAS INC.

January 1, 2005

Prepared by
CITADEL ENGINEERING LTD.
Petroleum Consultants
Calgary, Alberta
Canada

Citadel Engineering Ltd

Petroleum Consultants

April 10, 2005

Majestic Oil & Gas Inc.
P.O. Box 200
Cut Bank, MT
U.S.A. 59427

File No.5700

Attention: Mr. P.M. Montalban, President & C.E.O.

Gentlemen:

In accordance with your authorization, Citadel Engineering Ltd. has appraised the petroleum reserves in the Lake Francis Field, located in Montana, U.S.A., for Majestic Oil & Gas Inc. (referred to as the "Company" herein). The effective date of this report is January 1, 2005. This report has been prepared for SEC purposes. Reserves and associated economics, on a constant dollar basis, are summarized as follows:

TABLE A
APPRAISED INTEREST (CONSTANT DOLLAR)
CASHFLOW IN THOUSANDS OF DOLLARS (U.S.)

	W.I.O.	Net		DISCOUNTED			
	Gas MMSCF	Gas MMSCF	Undisc.	5%	10%	15%	20%
Proved Producing	232	191	694	528	426	358	311
GRAND TOTAL(US)	**232**	**191**	**694**	**528**	**426**	**358**	**311**
GRAND TOTAL (CDN) ($)	**232**	**191**	**834**	**635**	**512**	**430**	**374**

.../2

1610, 736 - 6 Avenue S.W., Calgary, Alberta T2P 3T7 (403) 264-6551 Fax (403) 263-6994

Notes:
(1) Sales gas volume measured at 14.65 psia and 60°F.
(2) The values quoted herein represent the opinion of Citadel staff members, and do not necessarily represent fair-market-value.
(3) All values quoted are before income tax.
(4) Conversion factor from U.S.$ to CDN.$ is 1.2024$Cdn/1.00U.S.$

Working interest (W.I.O.) as used herein means those reserves accruing to the Owner after deduction of all outside working interests, but before deduction of all lessor and overriding royalties and State Ad Valorem and Severance Taxes. Net reserves as used herein are net to the working interest after fee and gross overriding royalties. The net cash flow forecasts are after direct lifting costs, normal allocated overhead and future investments and after State taxes, but before income taxes.

The product prices used in the report are based upon future forecast product prices, and are summarized on Table 2. Political and economic uncertainties, both domestically and internationally, may result in a price different from that used in this report. Operating costs, both fixed and variable, used in the report have been escalated, and are summarized on Table 3. Capital costs for future drilling, well workovers and eventual well abandonment and lease reclamation at the time of abandonment have also been included in the economics herein.

Estimates of reserves and production forecasts were prepared on the basis of prevailing conditions, and generally accepted engineering methods. Although these estimates are considered reasonable, future performance may vary from the forecasts presented herein and may justify either an increase or decrease in the reserves. We have no responsibility to update our report for events and circumstances occurring after its preparation date.

All working and royalty interests and other factual data concerning land ownership used in the preparation of this report have been accepted as represented by the Company. Citadel Engineering Ltd. has not verified ownership of the properties studied herein by virtue of a title search. All basic reserve data, economic parameters, including price and cashflow projections have been based upon the personal interpretation of Citadel Engineering Ltd. staff members and represent their opinion. All basic data employed to derive the values quoted herein is kept in our permanent files and will be made available to you upon request.

.../3

This report has been prepared for the exclusive use of Majestic Oil & Gas Inc. and as such, this report shall not be copied or disseminated, in whole or in part, to any other party without the express written consent of Citadel Engineering Ltd.

It has been a pleasure to prepare this report for you. At such time as you wish to discuss the report in detail, we would be pleased to do so.

Yours very truly,
CITADEL ENGINEERING LTD.

Per: E.P. Webb, P.Eng.
President

Per: P.E. Douglas, C.E.T.

PERMIT TO PRACTICE
Citadel Engineering Ltd.
Signature ______
Date ______
PERMIT NUMBER: [illegible]
The Association of Professional Engineers, Geologists and Geophysicists of Alberta

COMPANY CERTIFICATE OF QUALIFICATION

This is to certify that:

(1) Citadel Engineering Ltd., with offices located at Suite 1610, 736 -64th Avenue S.W., Calgary, Alberta, Canada, prepared an appraisal report on natural gas reserves dated April 10, 2005 (effective date January 1, 2005) for Majestic Oil & Gas Inc.

(2) Citadel Engineering Ltd. is a company of consulting petroleum engineers engaged in the appraisal and supervision of petroleum and natural gas properties.

(3) A field inspection of the Company's equipment and wells was not conducted as it was not considered to have a significant impact on the overall appraisal. Basic data utilized in the appraisal was derived from Company files, Citadel Engineering files, applicable Regulatory Authority data systems and contract data base systems and was personally inspected by the authors of this report. Reserves and economic projections are based upon the author's interpretation of the data and represents their opinion.

(4) Citadel Engineering Ltd. does not have an interest directly or indirectly, nor do they expect to receive an interest directly or indirectly, in any of the properties or securities owned or issued by Majestic Oil & Gas Inc., their personnel, associates and/or any affiliates thereof, in accordance with National Instrument 51-101.

(5) The properties studied in this report are located in the State of Montana, U.S.A..

CITADEL ENGINEERING LTD.

E.P. WEBB, P. Eng.

Calgary, Alberta
January 1, 2005

CERTIFICATE OF QUALIFICATION

This is to certify that:

(1) I, Edward P. Webb, was co-author of an appraisal report on petroleum reserves dated April 10, 2005 (effective date January 1, 2005) for Majestic Oil & Gas Inc.

(2) I am employed by Citadel Engineering Ltd. and am located at Citadel's offices at Suite 1610, 736 -6th Avenue S.W., Calgary, Alberta, Canada.

(3) I am a Petroleum Engineer and have in excess of forty-five (45) years experience in Petroleum Engineering, with thirty-one (31) of those years as an evaluations engineer, extending throughout Canada, the United States, the United Kingdom and Europe. I am a petroleum engineering graduate from the University of Alberta, Edmonton, Canada and have completed postgraduate courses in applied reservoir engineering at the University of Calgary, Alberta, Canada. I am a registered member of the Association of Professional Engineers in the Province of Alberta, British Columbia and Saskatchewan and am a member of the Society of Petroleum Engineers of CIM. Basic data utilized in the appraisal was personally inspected by me. Reserve and economic projections are based upon mine and Citadel's interpretation of the data and represents those opinions.

(4) I do not have an interest, directly or indirectly, nor do I expect to receive an interest, directly or indirectly, in any of the properties or securities owned or issued by Majestic Oil & Gas Inc., their personnel, associates and/or any affiliates thereof.

CITADEL ENGINEERING LTD.

Per: E.P. WEBB, P. Eng.

Calgary, Alberta
January 1, 2005

CERTIFICATE OF QUALIFICATION

This is to certify that:

(1) I, Pamela E. Douglas, was co-author of an appraisal report on petroleum reserves dated April 10, 2005 (effective date January 1, 2005) for Majestic Oil & Gas Inc.

(2) I am employed by Citadel Engineering Ltd. and am located at Citadel's offices at Suite 1610, 736 -6th Avenue S.W., Calgary, Alberta.

(3) I am a Petroleum Engineering Technologist and have in excess of sixteen (16) years experience in Petroleum Engineering Technology, of which sixteen (16) years are as an evaluating technologist, extending throughout Canada and the United States. I am a petroleum engineering technology graduate from the Southern Alberta Institute of Technology, Calgary, Alberta, Canada, and am a certified member of the Alberta Society of Engineering Technologists in the Province of Alberta. Basic data utilized in the appraisal was personally inspected by me. Reserve and economic projections are based upon mine and Citadel's interpretation of the data and represents those opinions.

(4) I do not have an interest, directly or indirectly, nor do I expect to receive an interest, directly or indirectly, in any of the properties or securities owned or issued by Majestic Oil & Gas Inc., their personnel, associates and/or any affiliates thereof.

CITADEL ENGINEERING LTD.

Per: P.E. DOUGLAS, C.E.T.

Calgary, Alberta
January 1, 2005

INDEX

TABLE 1

Summary of Interests and Reserves

January 1, 2005

MAJESTIC OIL & GAS INC.

U.S.A.

PROPERTY	WELL STATUS	RESERVE TYPE	COMPANY INTEREST (%)	ROYALTY PAYABLE (%)	Company Net Reserves — PROVED — PRODUCING	SHUT IN	UNDEVELOPED	PROBABLE	DISCOUNTED 10.0 % ($1,000)
					(Gas - MMCF ** Oil - MSTB)				
LAKE FRANCIS FIELD									
BOUCHER 27-1	PROD	GAS	25.00 WI	12.50 Fee	96.402				213.333
BOW ISLAND				8.55 AdVal					
				5.00 GORR					
LUDWIG STATE 36-1	PROD	GAS	25.00 WI	12.50 Fee	95.040				212.508
BOW ISLAND				8.55 AdVal					
				5.00 GORR					
LAKE FRANCIS FIELD				Total GAS	191.442	0.000	0.000	0.000 $	425.841
U.S.A.				Total GAS	191.442	0.000	0.000	0.000 $	425.841
				$	425.841 $	0.000 $	0.000 $	0.000 $	425.841

TABLE 2
SUMMARY OF PRODUCT PRICES
January 1, 2005
MAJESTIC OIL & GAS INC.
U.S.A.

YEAR	GAS $/MSCF(1)
2005 (2)	5.20

Notes: (1) Price based upon NYMEX Henry Hub price as at Midnight Dec 31, 2004, prices adjusted herein for quality and transportation.
(2) Prices were not escalated.

TABLE 3
SUMMARY OF OPERATING COSTS
January 1, 2005
MAJESTIC OIL & GAS INC.
U.S.A.

LOCATION	FIXED COSTS(1) $/WELL/MONTH	VARIABLE GAS $/Mscf (2)
Lake Francis Field	250	0.75

Notes: (1) Fixed costs were not escalated.
(2) Variable costs were not escalated.

TOTAL PROVED PRODUCING

Economic Analysis Merge for 2 Parcels

Run: Wed Apr 20 09:42:34 2005

Year	WI Production BBL	WI Production MMCF	Net WI BBL	Net WI MMCF	Net Sales	OpCost BFIT	CapCost BFIT	NPI ($)	Min Tax	Undisc Net	Cum Undisc	Net Cash Flow Discounted 5.00%	10.00%	15.00%
2005	0	31938	0	24349	137012	25454	0	0	11718	99844	99844	97430	95198	93506
2006	0	27375	0	22584	117458	22032	0	0	10043	85366	185210	79342	73994	69222
2007	0	22448	0	18520	96300	18336	0	0	8234	69730	254940	61724	54946	49168
2008	0	18407	0	15186	78966	15306	0	0	6752	56910	311850	47976	40766	34894
2009	0	15094	0	12452	64752	12820	0	0	5536	46396	358246	37250	30214	24736
2010	0	13282	0	10958	56982	11462	0	0	4872	40648	398894	31082	24064	18846
2011	0	11689	0	9644	50144	10266	0	0	4288	35590	434484	25918	19154	14348
2012	0	10206	0	8886	44126	9214	0	0	3772	31140	465624	21596	15236	10916
2013	0	9722	0	8042	41920	8820	0	0	3584	29508	495132	19490	13124	8994
2014	0	9283	0	7658	39824	8462	0	0	3404	27958	523090	17588	11306	7413
2015	0	8813	0	7276	37834	8114	0	0	3234	26484	549574	15868	9736	6104
2016	0	8378	0	6912	35942	7784	0	0	3072	25086	574660	14314	8382	5028
2017	0	7959	0	6566	34144	7470	0	0	2920	23756	598416	12910	7218	4140
2018	0	7561	0	6238	32438	7170	0	0	2774	22492	620908	11662	6212	3408
2019	0	7183	0	5926	30816	6888	0	0	2634	21294	642202	10496	5346	2806
2020	0	6824	0	5630	29274	6618	0	0	2502	20154	662356	9440	4600	2310
2021	0	6483	0	5348	27810	6362	0	0	2378	19070	681426	8526	3958	1900
2022	0	6159	0	5080	26420	6118	0	0	2258	18042	699468	7682	3404	1564
2023	0	3112	0	2568	13353	3132	15000	0	1141	-5921	693547	-2401	-1015	-444
2024	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2025	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2026	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2027	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2028	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2029	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
Total	0	232050	0	191442	995495	201836	15000	0	85111	693545		527901	425841	358454
Thereafter	0	0	0	0	0	0	0	0	0	0		0	0	0
Grand Total	0	232050	0	191442	995495	201836	15000	0	85111	693545		527901	425841	358454

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	693545	0	693545
5.00%	527901	0	527901
10.00%	425841	0	425841
15.00%	358454	0	358454
20.00%	311239	0	311239

TOTAL Proved Producing 6 CITADEL ENGINEERING LTD.

Economic Analysis Merge for 7 Parcels Run: Wed Apr 20 09:42:34 2005

Year	Net O. Rev	Cr. Roy	Fee Roy	Min. Tax	Oper	NPI	GORR	WI.O.$	WI.O.B
2005	99844	0	20760	11714	25454	0	8304	0	166074
2006	85364	0	17794	10042	22032	0	7118	0	142350
2007	69730	0	14590	8234	18336	0	5836	0	116726
2008	56908	0	11964	6752	15306	0	4786	0	95716
2009	46398	0	9810	5536	12820	0	3924	0	78480
2010	40646	0	8634	4872	11442	0	3454	0	69068
2011	35580	0	7598	4288	10266	0	3040	0	60780
2012	31140	0	6686	3772	9214	0	2674	0	53486
2013	29508	0	6352	3584	8828	0	2540	0	50812
2014	27958	0	6034	3404	8462	0	2414	0	48272
2015	26486	0	5732	3234	8114	0	2292	0	45858
2016	25086	0	5446	3072	7784	0	2178	0	43566
2017	23754	0	5174	2920	7470	0	2070	0	41388
2018	22494	0	4914	2774	7170	0	1966	0	39318
2019	21294	0	4668	2634	6888	0	1868	0	37352
2020	20154	0	4436	2502	6618	0	1774	0	35484
2021	19070	0	4214	2378	6362	0	1686	0	33710
2022	18042	0	4004	2258	6118	0	1602	0	32024
2023	9079	0	2023	1141	3122	0	809	0	16184
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0
2027	0	0	0	0	0	0	0	0	0
2028	0	0	0	0	0	0	0	0	0
2029	0	0	0	0	0	0	0	0	0
Total	708543	0	150833	85111	201836	0	60335	0	1206658
Thereafter	0	0	0	0	0	0	0	0	0
Grand Tot	708543	0	150833	85111	201836	0	60335	0	1206658

TOTAL All Properties 3 CITADEL ENGINEERING LTD.

SUBTOTAL LAKE FRANCIS

Economic Analysis Merge for 2 Parcels Run: Wed Apr 20 09:42:34 2005

Year	WI Production BBL	WI Production MSCF	Net WI BBL	Net WI MSCF	Net Sales	OpCost BFIT	CapCost BFIT	NPI ($)	Min Tax	Undisc Net	Cum Undisc	Net Cash Flow Discounted 5.00%	10.00%	15.00%
2005	0	31938	0	26348	137012	25454	0	0	11714	99844	99844	97438	95198	93106
2006	0	27375	0	22584	117438	22032	0	0	10042	85366	185210	79342	73094	69027
2007	0	22448	0	18520	96300	18336	0	0	8234	69730	254940	61724	54946	49168
2008	0	18407	0	15186	78966	15306	0	0	6752	56910	311850	47976	40766	34894
2009	0	15094	0	12452	64752	12820	0	0	5536	46396	358246	37250	30214	24736
2010	0	13282	0	10958	56982	11462	0	0	4872	40648	398894	31082	24066	18846
2011	0	11089	0	9644	50144	10266	0	0	4288	35590	434484	25918	19154	14349
2012	0	10206	0	8486	44126	9214	0	0	3772	31140	465624	21596	15236	10916
2013	0	9772	0	8062	41920	8828	0	0	3584	29508	495132	19490	13124	8994
2014	0	9283	0	7658	39824	8462	0	0	3404	27958	523090	17588	11304	7410
2015	0	8819	0	7276	37836	8114	0	0	3234	26484	549574	15868	9726	6106
2016	0	8378	0	6912	35942	7784	0	0	3072	25084	574660	14314	8382	5028
2017	0	7959	0	6566	34144	7470	0	0	2920	23756	598416	12910	7218	4160
2018	0	7561	0	6238	32438	7170	0	0	2776	22492	620908	11642	6212	3608
2019	0	7183	0	5926	30816	6808	0	0	2634	21294	642202	10496	5346	2806
2020	0	6824	0	5630	29274	6618	0	0	2502	20154	662356	9460	4600	2310
2021	0	6483	0	5348	27810	6362	0	0	2378	19070	681426	8526	3958	1900
2022	0	6159	0	5080	26620	6118	0	0	2258	18042	699468	7682	3404	1564
2023	0	3112	0	2568	13353	3132	15000	0	1141	-5921	693547	-2481	-1015	-486
2024	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2025	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2026	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2027	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2028	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
2029	0	0	0	0	0	0	0	0	0	0	693547	0	0	0
Total	0	232050	0	191442	995495	201836	15000	0	85111	693545		527901	425841	358454
Thereafter	0	0	0	0	0	0	0	0	0	0		0	0	0
Grand Total	0	232050	0	191442	995495	201836	15000	0	85111	693545		527901	425841	358454

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	693545	0	693545
5.00%	527901	0	527901
10.00%	425841	0	425841
15.00%	358454	0	358454
20.00%	311239	0	311239

TOTAL All Properties 4 CITADEL ENGINEERING LTD.

Economic Analysis Merge for 2 Parcels Run: Wed Apr 20 09:42:34 2005

Year	Net O. Rev	Cr. Roy	Fee Roy	Min. Tax	Oper	NPI	GORR	WI.O.B	WI.C.B
2005	99844	0	20760	11714	25454	0	8304	0	166076
2006	85364	0	17794	10042	22032	0	7118	0	142350
2007	69730	0	14590	8734	18336	0	5836	0	116726
2008	56908	0	11964	6752	15306	0	4786	0	95716
2009	46398	0	9810	5536	12820	0	3924	0	78488
2010	40646	0	8634	4872	11462	0	3454	0	69068
2011	35588	0	7598	4288	10266	0	3040	0	60790
2012	31140	0	6686	3772	9214	0	2674	0	53486
2013	29508	0	6352	3584	8828	0	2540	0	50812
2014	27958	0	6034	3404	8462	0	2414	0	48272
2015	26486	0	5732	3234	8114	0	2292	0	45858
2016	25086	0	5446	3072	7784	0	2178	0	43566
2017	23754	0	5174	2920	7470	0	2070	0	41388
2018	22494	0	4914	2774	7170	0	1966	0	39318
2019	21294	0	4668	2634	6888	0	1868	0	37352
2020	20154	0	4436	2502	6618	0	1774	0	35484
2021	19070	0	4214	2378	6362	0	1686	0	33710
2022	18042	0	4004	2258	6118	0	1602	0	32024
2023	9078	0	2023	1141	3132	0	809	0	16184
2024	0	0	0	0	0	0	0	0	0
2025	0	0	0	0	0	0	0	0	0
2026	0	0	0	0	0	0	0	0	0
2027	0	0	0	0	0	0	0	0	0
2028	0	0	0	0	0	0	0	0	0
2029	0	0	0	0	0	0	0	0	0
Total	708543	0	150833	85111	201836	0	60335	0	1206658
Thereafter	0	0	0	0	0	0	0	0	0
Grand Tot	708543	0	150833	85111	201836	0	60335	0	1206658

ECONOMIC ANALYSIS NEW Proved Producing in U.S. Base: 1 / 2005 1 CITADEL ENGINEERING LTD.
Run: Wed Apr 20 08:42:34 2005

MAJESTIC OIL & GAS INC.
LAKE FRANCIS FIELD
PONDERA COUNTY, MONTANA
BOUCHER 27-1
PROVED DEVELOPED PRODUCING
BOW ISLAND
GAS RESERVES
CASHFLOW IN U.S. DOLLARS

Initial Res. = 500.0 MMSCF Remaining = 467.4 MMSCF Op.Cost / MCF = $ 0.75 escal. 0.0%
NO Provincial Sliding Scale *** Fee Royalty % 12.50 NO Special Sliding Scale
Prem./Select Price $/MCF 0.000 Ad Valorem and Severance Tax % 8.55
Par Price Const. $ 0.00 Gas Cost All. (cts/MCF) = 0.0
Payout = $ 0.00 W.I.% GORR % N.P.I.% Incentive: $ 0.00 Reference Price 0.00
Before Payout 25.00 5.00 0.00
After Payout 25.00 5.00 0.00 Months 0.0

Year	Roy Wells	GrPdn MMSCF	WI MSCF	Net WI MSCF	Price ($)	Net Sales	OpCost BFIT	CapCost BFIT	NPI ($)	Min Tax	Undisc Net	Cum Undisc	Net Cash Flow Discounted 5.00%	10.00%	15.00%
2005	1.0	63.88	15968.8	13174	5.20	68506	12727	0	0	5857	49922	49922	48719	47599	46553
2006	1.0	54.75	13687.5	11292	5.20	58719	11016	0	0	5021	42683	92605	39671	36997	34611
2007	1.0	44.90	11223.8	9260	5.20	48150	9168	0	0	4117	34865	127470	30862	27473	24584
2008	1.0	36.81	9203.5	7593	5.20	39483	7653	0	0	3376	28455	155925	23988	20383	17447
2009	1.0	30.19	7546.8	6226	5.20	32376	6410	0	0	2768	23198	179123	18625	15107	12368
2010	1.0	26.56	6641.2	5479	5.20	28491	5731	0	0	2436	20324	199447	15541	12032	9623
2011	1.0	23.38	5844.3	4822	5.20	25072	5133	0	0	2144	17795	217242	12959	9577	7174
2012	1.0	20.57	5143.0	4243	5.20	22063	4607	0	0	1886	15570	232812	10798	7618	5458
2013	1.0	19.54	4885.8	4031	5.20	20960	4414	0	0	1792	14754	247566	9745	6562	4497
2014	1.0	18.57	4641.5	3829	5.20	19912	4231	0	0	1702	13979	261545	8734	5652	3705
2015	1.0	17.64	4409.5	3638	5.20	18917	4057	0	0	1617	13242	274787	7924	4868	3052
2016	1.0	16.76	4189.0	3456	5.20	17971	3892	0	0	1536	12543	287330	7157	4191	2514
2017	1.0	15.92	3979.5	3283	5.20	17072	3735	0	0	1460	11878	299208	6455	3609	2070
2018	1.0	15.12	3780.6	3119	5.20	16219	3585	0	0	1387	11246	310454	5821	3106	1704
2019	1.0	14.37	3591.5	2963	5.20	15408	3444	0	0	1317	10647	321101	5248	2673	1403
2020	1.0	13.65	3411.9	2815	5.20	14637	3309	0	0	1251	10077	331178	4730	2300	1155
2021	1.0	12.97	3241.4	2674	5.20	13905	3181	0	0	1189	9535	340713	4263	1979	950
2022	1.0	12.32	3079.3	2540	5.20	13210	3059	0	0	1129	9021	349734	3841	1702	782
2023	1.0	9.52	2381.2	1965	5.20	10216	2396	7500	0	873	-554	349180	-225	-95	-42
Grand Tot		467.40	116850.0	96402		301267	101768	7500	0	42858	349179		264926	213333	179408

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	349179	0	349179
5.00%	264926	0	264926
10.00%	213333	0	213333
15.00%	179408	0	179408
20.00%	155702	0	155702

ECONOMIC ANALYSIS NEW Proved Producing in U.S. Base: 1 / 2005 1 CITADEL ENGINEERING LTD.
Run: Mon Apr 11 14:52:55 2005

MAJESTIC OIL & GAS INC.
LAKE FRANCIS FIELD
PONDERA COUNTY, MONTANA
BOUCHER 27-1
PROVED DEVELOPED PRODUCING
BOW ISLAND
GAS RESERVES
CASHFLOW IN U.S. DOLLARS

Initial Res. = 500.0 MMSCF Remaining = 467.4 MMSCF Op.Cost / MCF = $ 0.75 escal. 0.0%
NO Provincial Sliding Scale *** Fee Royalty % 12.50 NO Special Sliding Scale
Prem./Select Price $/MCF 0.000 Ad Valorem and Severance Tax % 8.55
Par Price Const. $ 0.00 Gas Cost All. (cts/MCF) = 0.0
Payout = $ 0.00 W.I.% CORR % N.P.I.% Incentive: $ 0.00 Reference Price 0.00
Before Payout 25.00 5.00 0.00
After Payout 25.00 5.00 0.00 Months 0.0

Year	Roy Wells	GrPdn MMSCF	WI MSCF	Net WI MSCF	Price ($)	Net Sales	OpCost BFIT	CapCost BFIT	WPT ($)	Min Tax	Net Cash Flow: Undisc Net	Cum Undisc	Discounted 5.00%	Discounted 10.00%	Discounted 15.00%
2005	1.0	65.88	11968.8	13174	5.20	68506	12727	0	0	3857	49922	49922	48715	47399	46553
2006	1.0	54.75	13687.5	11292	5.20	58719	11016	0	0	5021	42683	92605	39671	36997	34611
2007	1.0	44.90	11223.8	9060	5.20	48151	9108	0	0	4157	34865	127470	30062	27473	24584
2008	1.0	36.81	9203.5	7593	5.20	39483	7653	0	0	3376	28455	155925	23968	22382	17447
2009	1.0	30.19	7546.8	6226	5.20	32376	6410	0	0	2768	23198	179123	18925	15167	13368
2010	1.0	26.56	6641.2	5479	5.20	28491	5731	0	0	2436	20324	199447	15541	12092	9423
2011	1.0	23.38	5844.3	4822	5.20	25072	5133	0	0	2144	17795	217242	12959	9577	7176
2012	1.0	20.57	5143.0	4243	5.20	22063	4607	0	0	1886	15570	232812	10799	7618	5438
2013	1.0	19.34	4881.8	4031	5.20	20960	4414	0	0	1792	14754	247566	9745	6562	4487
2014	1.0	18.57	4641.5	3829	5.20	19912	4231	0	0	1702	13979	261545	8734	5652	3705
2015	1.0	17.64	4409.5	3638	5.20	18917	4057	0	0	1617	13242	274787	7924	4959	3052
2016	1.0	16.76	4189.0	3456	5.20	17971	3892	0	0	1536	12542	287330	7151	4191	2514
2017	1.0	15.92	3979.3	3283	5.20	17072	3735	0	0	1460	11878	299208	6455	3605	2070
2018	1.0	15.12	3780.6	3119	5.20	16218	3585	0	0	1387	11246	310454	5821	3106	1706
2019	1.0	14.37	3591.5	2963	5.20	15408	3444	0	0	1317	10647	321101	5248	2673	1403
2020	1.0	13.65	3411.9	2815	5.20	14637	3309	0	0	1251	10077	331178	4730	2300	1155
2021	1.0	12.97	3241.4	2674	5.20	13905	3181	0	0	1188	9535	340713	4263	1979	950
2022	1.0	12.32	3079.3	2540	5.20	13210	3059	0	0	1129	9021	349734	3841	1702	782
2023	1.0	9.52	2381.2	1965	5.20	10216	2296	7500	0	873	-554	349180	-225	-92	-42
Grand Tot		467.45	116850.0	96402		501287	101748	7500	0	42858	349175		264926	213333	179408

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	349179	0	349179
5.00%	264926	0	264926
10.00%	213333	0	213333
15.00%	179408	0	179408
20.00%	155702	0	155702

Boucher 27-1
Lake Francis Field, Montana



1000
100
10
1
2004
2005
2006
2007
2008
2009
2010
YEAR
Gas rate (Mscfd)

CITADEL ENGINEERING LTD.

Boucher 27-1
Lake Francis Field, Montana



250
225
200
175
150
125
100
75
50
25
0
0
25000
50000
75000
100000
125000
150000
175000
200000
225000
250000
CUMULATIVE PRODUCTION (MMscf)

CITADEL ENGINEERING LTD.

MAJESTIC OIL & GAS INC.
LAKE FRANCIS FIELD
PONDERA COUNTY, MONTANA
LUDWIG STATE 36-1
PROVED DEVELOPED PRODUCING
BOW ISLAND
GAS RESERVES
CASHFLOW IN U.S. DOLLARS

Initial Res. = 500.0 MMSCF Remaining = 460.8 MMSCF Op.Cost / MCF = $ 0.75 escal. 0.0%
NO Provincial Sliding Scale *** Fee Royalty % 12.50 NO Special Sliding Scale
Prem./Select Price $/MCF 0.000 Ad Valorem and Severance Tax % 8.55
Par Price Const. $ 0.00 Gas Cost All. (cts/MCF) = 0.0
Payout = $ 0.00 W.I.% GORR % N.P.I.% Incentive: $ 0.00 Reference Price 0.00
Before Payout 25.00 5.00 0.00
After Payout 25.00 5.00 0.00 Months 0.0

Year	Roy Wells	GrPdn MMSCF	WI MSCF	Net WI MSCF	Price ($)	Net Sales	OpCost BFIT	CapCost BFIT	NPI ($)	Min Tax	Undisc Net	Cum Undisc	Net Cash Flow Discounted 5.00%	10.00%	15.00%
2005	1.0	63.88	15968.8	13174	5.20	68306	12727	0	0	5857	49922	49922	48719	47599	46553
2006	1.0	54.75	13687.5	11292	5.20	58719	11016	0	0	5021	42683	92605	39671	36997	34611
2007	1.0	44.90	11223.8	9260	5.20	48150	9168	0	0	4117	34865	127470	30062	27472	24384
2008	1.0	36.81	9203.5	7593	5.20	39483	7653	0	0	3376	28455	155925	23988	20383	17447
2009	1.0	30.19	7546.8	6226	5.20	32376	6410	0	0	2768	23198	179123	18625	15107	12368
2010	1.0	26.56	6641.2	5479	5.20	28491	5731	0	0	2436	20324	199447	15541	12032	9423
2011	1.0	23.38	5844.3	4822	5.20	25072	5133	0	0	2144	17795	217242	12959	9577	7174
2012	1.0	20.57	5143.0	4243	5.20	22063	4607	0	0	1886	15570	232812	10798	7618	5458
2013	1.0	19.54	4885.8	4031	5.20	20960	4414	0	0	1792	14754	247566	9745	6542	4497
2014	1.0	18.57	4641.5	3829	5.20	19912	4231	0	0	1702	13979	261545	8794	5652	3705
2015	1.0	17.64	4409.5	3638	5.20	18917	4057	0	0	1617	13242	274787	7934	4868	3052
2016	1.0	16.76	4189.0	3456	5.20	17971	3892	0	0	1536	12542	287330	7157	4191	2514
2017	1.0	15.92	3979.5	3283	5.20	17072	3735	0	0	1460	11878	299208	6455	3609	2070
2018	1.0	15.12	3780.6	3119	5.20	16219	3585	0	0	1387	11246	310454	5821	3106	1704
2019	1.0	14.37	3591.5	2963	5.20	15408	3444	0	0	1317	10647	321101	5248	2673	1403
2020	1.0	13.65	3411.9	2815	5.20	14637	3309	0	0	1251	10077	331178	4730	2300	1155
2021	1.0	12.97	3241.4	2674	5.20	13905	3181	0	0	1189	9535	340713	4263	1979	950
2022	1.0	12.32	3079.3	2540	5.20	13210	3059	0	0	1129	9021	349734	3841	1702	782
2023	1.0	2.92	731.2	603	5.20	3137	736	7500	0	268	-5367	344367	-2176	-920	-404
Grand Tot		460.83	115200.0	95040		494208	100089	7500	0	42253	344366		262975	212508	179046

Net Income Discounted at	25 Year Total $	Thereafter $	Grand Total $
0.00%	344366	0	344366
5.00%	262975	0	262975
10.00%	212508	0	212508
15.00%	179046	0	179046
20.00%	155537	0	155537

Ludwig State 36-1
Lake Francis Field, Montana


1000
100
10
1
2004
2005
2006
2007
2008
2009
2010
YEAR
Gas rate (Mscfd)

CITADEL ENGINEERING LTD.

Ludwig State 36-1
Lake Francis Field, Montana



250
225
200
175
150
125
100
75
50
25
0
0
25000
50000
75000
100000
125000
150000
175000
200000
225000
250000
CUMULATIVE PRODUCTION (MMscf)

CITADEL ENGINEERING LTD.

GLOSSARY

Terminology as well as abbreviations utilized herein are as follows :

Reserves Terminology

Proved Reserves	Are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.
Developed Reserves	Are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.
Developed Producing	Are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing, or, if shutin, they must have been previously on production and the date of the resumption of production must be known with reasonable certainty.
Developed Non-producing	Are those reserves that either have not been on production, or have previously been on production, and the date of the resumption of production is unknown.
Undeveloped Reserves	Are those reserves expected to be recovered from known accumulations where a significant expenditure (when compared to the cost of drilling a well) is required to render them capable of production. they must fully meet the requirements of reserves classification to which they are assigned.
Probable Reserves	Are those additional reserves that are less certain to be recovered than proved reserves. It is likely that the actual remaining quantities recovered will be greater of less than the sum of the estimated proved + probable reserves.

Terms and Abbreviations

Analogous field	Fields having similar properties that are a more advanced stage of development or production history than the field of specific interest, and that may provide concepts or patterns to assist in the interpretation of more limited data.
Apo	After payout ownership, occurs once capital costs are recovered after all operating expenses and encumbrances have been deducted.
bbl	Barrel of fluid (35.0 Imperial gallons, 42.0 U.S. gallons)
Bpo	Before Payout Ownership, occurs before capital costs are recovered after all operating expenses and encumbrances have been deducted.
Bottom hole pressure	The pressure in a well at a point opposite the producing formation as recorded by a bottom hole pressure recorder.
Bottom hole temperature	The temperature in a well opposite the producing formation.
BHP	Brake horse power, which is a measure of capacity as applied to compressor units.
Bscf	Billion standard cubic feet of gas measured at standard conditions.
Bulk Volume	Total volume of formation including pore volume and the rock volume.
Cap. Cost	Abbreviation for Capital Costs.
C. flow	Abbreviation for Cashflow.
Connate Water	The original water fo deposition trapped in the interstices of the reservoir rock.
Crown	Refers to the Provincial government with respect to ownership of land and the minerals beneath the surface of the land.
Cr Roy	Abbreviation for Crown Royalty.
Crude Bitumen	A naturally occurring mixture consisting mainly of pentanes and heavier hydrocarbons. Its viscosity is greater than 10,000 mPas measured at original temperature in the reservoir and atmospheric pressure, on a gas-free basis. Crude bitumen may contain sulphur and other nonhydrocarbon compounds and in its natural viscous state is not normally recoverable at a commercial rate through a well.

Crude Oil	A mixture, mainly of pentanes and heavier hydrocarbons, that exists in the liquid phase in reservoirs and remains liquid at atmospheric pressure and temperature. Crude oil may contain small amounts of sulphur and other nonhydrocarbon compounds, but does not include liquids obtained from the processing of natural gas. Classes of crude oil are often reported on the basis of density, sometimes with different meanings. Acceptable ranges are as follows : Light : less than 870 kg/m^3 (greater than 31.1 API) Medium : 870 to 920 kg/m^3 (31.1 to 22.3 API) Heavy : 920 to 1,000 kg/m^3 (22.3 to 10 API) Extra Heavy : greater than 1,000 kg/m^3 (less than 10 API)
Cum C. Flow	Refers to net undiscounted cumulative cashflow.
Discounted	Future cashflow converted to present conditions using an appropriate discount rate.
Drillstem Test	The procedure used to gather data on a formation to determine its potential productivity before installing casing in a well. In the drillstem testing tool are a packer, valves or ports that may be opened and closed from the surface, a sample chamber, and a pressure recording device. The tool is lowered in the wellbore on a string of drill pipe and the packer set, isolating the formation to be tested form the formations above and below and supporting the fluid column above the packer. A port on the tool is opened to allow the trapped pressure below the packer to bleed off into the drill pipe, gradually exposing the formation to atmospheric pressure and allowing the well to produce to the surface, where the well fluids may be sampled and inspected. From the record of the pressure readings, a number of facts about the formation may be inferred.
Effective Date	The effective date, also referred to as the "As of Date," serves two (2) purposes in an oil and gas evaluation : (1) It is the cutoff date for all geological, engineering and financial date after which no new information can be included in the evaluation. (2) It is the date to which all future net revenue or other cashflow forecasts are discounted to determine present worth values.
Escal.	Abbreviation for escalation rate.

Established Reserves	Those reserves recoverable under current technology and present and anticipated economic conditions, specifically proved by drilling, testing or production, plus judgement portion of contiguous recoverable reserves that is interpreted, from geological, geophysical or similar information, to exist with reasonable certainty.
Fhld	Abbreviation refers to freehold lands, where the mineral rights are not owned by right of the Province.
Freehold Royalty	The amount charged to develop minerals not owned by the Province.
Frh Roy	Abbreviation for Freehold royalty.
Gas Cost All	Allowance for the gathering, compressing and processing of the Crown's share of natural gas.
Gorr	Abbreviation for gross overriding royalty.
Gr. Pdn	Abbreviation for gross production (before any deductions).
Initial Reserves	A term often used to refer to reserves prior to deduction of any production. Alternatively, initial reserves can be described as the sum of remaining reserves and cumulative production at the time of the estimate.
Mineral Tax	Tax collected on lands which are freehold leases.
Min Tax	Abbreviation for Mineral Tax
Mscf	Thousand standard cubic feet of gas measured at standard conditions.
MMscf	Million standard cubic feet of gas measured at standard conditions.
Mstb	Thousand stock tank barrels of oil measured at surface conditions exclusive of solution gas.
Natural Gas	A mixture of lighter hydrocarbons that exist, either in the gaseous phase or in solution, in crude oil reservoirs, but are gaseous at atmospheric conditions. Natural gas may contain sulphur or other non-hydrocarbon compounds.
Natural Gas Liquids	Those hydrocarbon components that can be recovered from natural gas as liquids, including but not limited to, ethane, propane, butanes, pentanes plus, condensate and small quantities of non-hydorcarbons.
Net Present Value	The value obtained when all cashflow streams, including nvestment are discounted to the present and totalled.

Net O. Rev.	Net Operating Revenue, refers to value of working interest less overrides, royalties and operating costs, but does not deduct npi or capital costs.
Npi	Abbreviation for Net Profits Interest, an encumbrance deducted after all other interests, burdens, operating costs and capital costs.
Op Cost	Abbreviation for Operating Costs. These would be normally the monthly fixed and variable costs associated with production of oil and gas operations.
Op.cost/bbl	Represents the variable operating cost for a unit of liquid production.
Op.Cost/Mscf	Represents the variable operating cost for a unit of gas production.
Par Price	Price established by the Department for the Crown share of oil.
Payout	Dollar value of capital costs to recover.
Provincial Sliding Scale	Refers to Province of Alberta royalty scheme.
Psia	Pressure measured as pounds per square inch absolute.
Reference Price	Price established by the Department for the Crown share of gas, propane, butane, pentanes plus and sulphur.
Remaining Reserves	Initial reserves less cumulative production at the time of the estimate.
Select Price	Determined annually by the Minister for the vintage of the production. They are used in the formulas for calculating royalty rates.
Sliding Scale	Encumbrance (royalty) based on monthly production.
Stb	Stock tank barrel, measured at surface conditions.
Synthetic Oil	A mixture of hydrocarbons derived by upgrading crude bitumen from oil sands, kerogen from oil shales of other substances such as coal. May contain sulphur or other non-hydrocarbon compounds and has many similarities to crude oil.